Note 15 - Income Taxes	12 Months Ended
Nov. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes

The Company files Canadian income tax returns for its Canadian operations. Separate income tax returns are filed as locally required.

The total provision for income taxes differs from the amount which would be computed by applying the Canadian income tax rate to loss before income taxes. The reasons for these differences are as follows:

	November 30,	November 30,	November 30,
	2018	2017	2016
	%	%	%

Statutory income tax rate	26.5	26.5	26.5

	$	$	$

Statutory income tax recovery	(3,643,080)	(2,347,222)	(2,688,048)
Increase (decrease) in income taxes
Non-deductible expenses/
non-taxable income	263,650	488,769	640,481
Change in valuation allowance	4,861,770	2,128,819	2,683,775
Investment tax credit	(466,052)	-	-
Financing costs booked to equity	(1,049,430)	(269,715)	(281,063)
Difference in foreign tax rates	290	(651)	-
True up of tax returns	11,029	-	(356,095)
Tax loss expired and other	21,823	-	950
	-	-	-

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities and certain carry-forward balances. Significant temporary differences and carry-forwards are as follows:

	November 30,	November 30,	November 30,
	2018	2017	2016
	$	$	$

Deferred tax assets
Non-capital loss carry-forwards	11,847,710	8,972,285	7,427,516
Book and tax basis differences
on assets and liabilities	1,041,360	863,215	3,409,343
Other	2,586,070	2,681,375	-
Investment tax credit	3,354,760	2,865,404	2,405,365
Undeducted research and
development expenditures	4,870,130	4,158,178	3,710,274
Capital loss carryforwards	326,060	326,064	-
Share issuance cost	1,152,750	436,427	-
Net operating loss carryforwards	-	14,135	-
	25,178,840	20,317,083	16,952,498
Valuation allowances for
deferred tax assets	(25,178,840)	(20,317,083)	(16,952,498)
Net deferred tax assets	-	-	-

At November 30, 2018, the Company had cumulative operating losses available to reduce future years’ income for income tax purposes:

Canadian income tax losses expiring
in the year ended November 30,	Federal
$

2028	182,222
2029	555,539
2030	3,373,079
2031	5,532,739
2032	5,750,053
2033	4,562,538
2034	149,927
2035	2,634,823
2036	5,341,606
2037	5,694,760
2038	10,931,052
44,708,338

At November 30, 2018, the Company had a cumulative carry-forward pool of Canadian Federal SR&ED expenditures in the amount of approximately $18,377,849 (2017 - $15,690,203) which can be carried forward indefinitely.

At November 30, 2018, the Company had approximately $3,483,828 (2017 - $2,976,546) of unclaimed ITCs which expire from 2025 to 2038. These credits are subject to a full valuation allowance as they are not more likely than not to be realized.

The net deferred tax assets have been fully offset by a valuation allowance because it is not more likely than not the Company will realize the benefit of these deferred tax assets. The Company does not have any recognized tax benefits as of November 30, 2018 or November 30, 2017.

The Company files unconsolidated federal income tax returns domestically and in foreign jurisdictions. The Company has open tax years from 2009 to 2018 with tax jurisdictions including Canada and the U.S. These open years contain certain matters that could be subject to differing interpretations of applicable tax laws and regulations, as they relate to amount, timing, or inclusion of revenues and expenses.

The Company did not incur any interest expense related to uncertain tax positions in 2018, 2017 and 2016 or any penalties in those years. The Company had no accrued interest and penalties as of November 30, 2018, 2017 and 2016.

The Company had no unrecognized tax benefits in 2018, 2017 and 2016, and the Company does not expect that the unrecognized tax benefit will increase within the next twelve months.